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                                                                    EXHIBIT 23.3

     We hereby consent to (i) any references to our firm, or (ii) any references to advice rendered by our firm and contained in the Form S-4 Registration Statement of Kaiser Aluminum & Chemical Corporation.

                                            WHARTON LEVIN EHRMANTRAUT
                                              KLEIN & NASH, P.A.

November 6, 1996